UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2009

PENGRAM CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52626	68-0643436
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1200 Dupont Street, Suite 2J
Bellingham, WA		98225
(Address of principal executive		(Zip Code)
offices)

Registrant's telephone number, including area code (360) 255-3436

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 18, 2009, Pengram Corporation (the “Company”) dismissed Williams & Webster, P.S. (“Williams & Webster”), as its independent public accountants. The Company’s Board of Directors approved the dismissal of Williams & Webster.

Williams & Webster’s reports on the financial statements of the Company for the years ended November 30, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company’s ability to continue as a going concern.

There have been no disagreements during the fiscal years ended November 30, 2008 and 2007 and the subsequent interim period up to and including the date of dismissal between the Company and Williams & Webster on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Williams & Webster, would have caused them to make reference to the subject matter of the disagreement in connection with Williams & Webster’s report for the financial statements for the past year and any subsequent interim period up to and including to the date of Williams & Webster’s dismissal.

The Company has provided Williams & Webster with a copy of this report and has requested in writing that Williams & Webster provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received a copy of William & Webster’s letter and has filed it as an exhibit to this report.

(b) Appointment of Independent Registered Public Accounting Firm

On June 18, 2009, the Company appointed Davidson & Company LLP, Chartered Accountants, ("Davidson") as its new independent registered public accounting firm. The Company’s Board of Directors approved the engagement of Davidson.

The Company did not consult with Davidson during the fiscal years ended November 30, 2008 and 2007 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter of Williams & Webster, P.S. (former auditor)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENGRAM CORPORATION

Date:	June 22, 2009
		By:	/s/ Richard W. Donaldson

RICHARD W. DONALDSON
President and Chief Executive Officer